                                                                               .
                                                                               .
                                                                               .

                                                              Exhibit - (g)(vii)

                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                                 EFFECTIVE DATE
----                                                                 -----------------
A. Sweep Share Classes

Schwab Money Market Fund                                             May 1, 1993

Schwab Government Money Fund - Sweep Shares                          May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                             May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares                  May 1, 1993

Schwab US Treasury Money Fund - Sweep Shares                         May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares                    November 10, 1994

Schwab New Jersey Municipal Money Fund                               January 20, 1998

Schwab Pennsylvania Municipal Money Fund                             January 20, 1998

Schwab AMT Tax-Free Money Fund                                       February 16, 1998
   (formerly Schwab Florida Municipal Money Fund) - Sweep Shares

Schwab Massachusetts Municipal Money Fund                            April 21, 2003

Schwab Cash Reserves                                                 July 9, 2004

Schwab Advisor Cash Reserves - Sweep Shares                          July 9, 2004

Schwab Advisor Cash Reserves - Premier Sweep Shares                  July 9, 2004

B. Other Share Classes

Schwab Value Advantage Money Fund - Investor Shares                  May 1, 1993

Schwab Value Advantage Money Fund - Institutional Shares             June 14, 2002

Schwab Value Advantage Money Fund - Select Shares                    February 25, 2003

Schwab Value Advantage Money Fund - Institutional Prime Shares       May 24, 2006

Schwab Retirement Advantage Money Fund                               May 1, 1993
   (formerly Schwab Institutional Advantage Money Fund)

Schwab Investor Money Fund (formerly Schwab Retirement Money Fund)   November 26, 1993

Schwab Municipal Money Fund - Value Advantage Shares                 June 6, 1995

Schwab Municipal Money Fund - Institutional Shares                   May 29, 2003

Schwab Municipal Money Fund - Select Shares                          May 29, 2003

Schwab California Municipal Money Fund - Value Advantage Shares      June 6, 1995

Schwab New York Municipal Money Fund - Value Advantage Shares        June 6, 1995

Schwab AMT Tax-Free Money Fund - Value Advantage Shares              November 1, 2006

Schwab California AMT Tax-Free Money Fund - Value Advantage Shares   October 1, 2007

Schwab Government Money Fund - Investment Shares                     December 2, 2008

Schwab US Treasury Money Fund - Investment Shares                    December 2, 2008

                                        THE CHARLES SCHWAB FAMILY OF FUNDS


                                        By: /s/ Jeffrey Mortimer
                                            ------------------------------------
                                            Jeffrey Mortimer,
                                            Senior Vice President and
                                            Chief Investment Officer


                                        CHARLES SCHWAB & CO., INC.


                                        By: /s/ Fred Potts
                                            ------------------------------------
                                            Fred Potts,
                                            Senior Vice President
                                            Mutual Fund Client Services

Dated as of 12/1/08

                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

FUND                                                                 FEE
----                                                                 ------------------------------------
A. Sweep Share Classes

   Schwab Money Market Fund                                          An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab Government Money Fund - Sweep Shares                       An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab Municipal Money Fund-Sweep Shares                          An annual fee, payable monthly, of
      (formerly Schwab Tax-Exempt Money Fund)                        twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab California Municipal Money Fund-Sweep Shares               An annual fee, payable monthly, of
      (formerly Schwab California Tax-Exempt Money Fund)             twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab US Treasury Money Fund - Sweep Shares                      An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab New York Municipal Money Fund-Sweep Shares                 An annual fee, payable monthly, of
      (formerly Schwab New York Tax-Exempt Money Fund)               twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab New Jersey Municipal Money Fund                            An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab Pennsylvania Municipal Money Fund                          An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab AMT Tax-Free Money Fund                                    An annual fee, payable monthly, of
      (formerly Schwab Florida Municipal Money Fund)                 twenty one-hundredths of one percent
      - Sweep Shares                                                 (.20%) of the Fund's average daily
                                                                     net assets

   Schwab Massachusetts Municipal Money Fund                         An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab Cash Reserves                                              An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab Advisor Cash Reserves - Sweep Shares                       An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab Advisor Cash Reserves - Premier Sweep Shares               An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

B. Other Share Classes

   Schwab Value Advantage Money Fund - Investor Shares               An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab Value Advantage Money Fund - Institutional Shares          An annual fee, payable monthly, of
                                                                     three one-hundredths of one percent
                                                                     (.03%) of the Fund's average daily
                                                                     net assets

   Schwab Value Advantage Money Fund - Select Shares                 An annual fee, payable monthly, of
                                                                     ten one-hundredths of one percent
                                                                     (.10%) of the Fund's average daily
                                                                     net assets

   Schwab Value Advantage Money Fund - Institutional Prime Shares    An annual fee, payable monthly, of
                                                                     one one-hundredths of one percent
                                                                     (.01%) of the Fund's average daily
                                                                     net assets

   Schwab Retirement Advantage Money Fund                            An annual fee, payable monthly, of
      (formerly Schwab Institutional Advantage Money Fund)           seventeen one-hundredths of one
                                                                     percent (.17%) of the Fund's average
                                                                     daily net assets

   Schwab Investor Money Fund                                        An annual fee, payable monthly, of
      (formerly Schwab Retirement Money Fund)                        twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab Municipal Money Fund-Value Advantage Shares                An annual fee, payable monthly, of
      (formerly Schwab Tax-Exempt Money Fund)                        seventeen one-hundredths of one
                                                                     percent (.17%) of the Fund's average
                                                                     daily net assets

   Schwab Municipal Money Fund-Institutional Shares                  An annual fee, payable monthly, of
                                                                     seventeen one-hundredths of one
                                                                     percent (.17%) of the Fund's average
                                                                     daily net assets

   Schwab Municipal Money Fund-Select Shares                         An annual fee, payable monthly, of
                                                                     seventeen one-hundredths of one
                                                                     percent (.17%) of the Fund's average
                                                                     daily net assets

   Schwab California Municipal Money Fund-Value Advantage Shares     An annual fee, payable monthly, of
      (formerly Schwab California Tax-Exempt Money Fund)             seventeen one-hundredths of one
                                                                     percent (.17%) of the Fund's average
                                                                     daily net assets

   Schwab New York Municipal Money Fund-Value Advantage Shares       An annual fee, payable monthly, of
      (formerly Schwab New York Tax-Exempt Money Fund)               seventeen one-hundredths of one
                                                                     percent (.17%) of the Fund's average
                                                                     daily net assets

   Schwab AMT Tax-Free Money Fund - Value Advantage Shares           An annual fee, payable monthly, of
                                                                     seventeen one-hundredths of one
                                                                     percent (.17%) of the Fund's average
                                                                     daily net assets

   Schwab California AMT Tax-Free Money Fund - Value Advantage       An annual fee, payable monthly, of
      Shares                                                         seventeen one-hundredths of one
                                                                     percent (.17%) of the Fund's average
                                                                     daily net assets

   Schwab Government Money Fund - Investment Shares                  An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

   Schwab US Treasury Money Fund - Investment Shares                 An annual fee, payable monthly, of
                                                                     twenty one-hundredths of one percent
                                                                     (.20%) of the Fund's average daily
                                                                     net assets

                                        THE CHARLES SCHWAB FAMILY OF FUNDS


                                        By: /s/ Jeffrey Mortimer
                                            ------------------------------------
                                            Jeffrey Mortimer,
                                            Senior Vice President and
                                            Chief Investment Officer


                                        CHARLES SCHWAB & CO., INC.


                                        By: /s/ Fred Potts
                                            ------------------------------------
                                            Fred Potts,
                                            Senior Vice President
                                            Mutual Fund Client Services

Dated as of 12/1/08